UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

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ACCESS Newswire Inc.
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glenwood Drive, Suite 1001, Raleigh, NC 27603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

Issuer Direct Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ACCS	NYSE American

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 23, 2025, ACCESS Newswire Inc. (f/k/a Issuer Direct Corporation) (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware to change the Company’s name from “Issuer Direct Corporation” to “ACCESS Newswire Inc.”, effective at 12:01 a.m., Eastern Time, on January 27, 2025.

Following the change of the Company’s name from Issuer Direct Corporation to ACCESS Newswire Inc., effective at the beginning of trading on January 27, 2025, the Company’s Common Stock, par value $0.001 per share (“Common Stock”), will begin trading on the NYSE American under the symbol “ACCS”. The CUSIP number for the Company’s Common Stock, which is 46520M204, did not change. No action is required by existing stockholders with respect to the name and ticker symbol change.

In addition, the Company’s Board of Directors approved the Company’s Second Amended and Restated Bylaws (“Restated Bylaws”) solely to reflect the change of the Company’s name from Issuer Direct Corporation to ACCESS Newswire Inc., effective as of January 27, 2025. No other changes were made to the Company’s previous Amended and Restated Bylaws.

The foregoing description of the Certificate of Amendment and the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 27, 2025, the Company issued a press release announcing the effectiveness of the change in the Company’s name and ticker symbols as well as certain updates regarding the Company’s continuing re-branding initiatives relating to the name change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation as filed with the Secretary of the State of Delaware on January 23, 2025.

3.2	Second Amended and Restated Bylaws of the Company, effective January 27, 2025.

99.1	Press release issued by the Company on January 27, 2025.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACCESS Newswire Inc.

Date: January 27, 2025	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

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